SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

SOLUTIA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-13255	43-1781797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760

(Address of Principal Executive Offices, including Zip Code)

(314) 674-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached as Exhibit 99.1 are certain communications to employees of Solutia Inc. (the “Company”) relating to the Agreement and Plan of Merger with Eastman Chemical Company (“Eastman”) and Eagle Merger Sub Corporation (“Merger Sub”), a wholly owned subsidiary of Eastman, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Eastman (the “Merger”).

Forward Looking Statements

This communication may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or “anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements regarding the proposed transaction and similar transactions; prospective performance and opportunities of the companies and the outlook for the companies’ businesses; the development and delivery of new products; the anticipated timing and success in obtaining filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. These statements are based on Solutia’s management’s current expectations and assumptions, including assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. For example, (1) Solutia may be unable to obtain stockholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger; (3) the conditions to the closing of the merger may not be satisfied or satisfaction of the conditions may delay or prevent the closing of the merger; (4) an unsolicited offer of another company to acquire assets or capital stock of Solutia could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve synergies or other benefits of the merger or it may take longer than expected to achieve those synergies or benefits; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays or other adverse effects on the companies; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Discussions of some of these other important factors and assumptions are described in Solutia’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and Solutia’s quarterly reports on Form 10-Q and those risks and uncertainties described in Eastman’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and Eastman’s quarterly reports on Form 10-Q. These reports can be accessed through the “Investors” section of Solutia’s website at www.solutia.com and the “Investor Relations” section of Eastman’s website at www.eastman.com, respectively. The Company and Eastman disclaim any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence except as required by law.

Additional Information about the Merger and Where to Find It

Eastman will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to the merger. Investors and stockholders of Solutia and Eastman are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the merger. These documents (and all other materials filed by Solutia or Eastman with the SEC) will be available at no charge on the SEC’s website at www.sec.gov. The final proxy statement/prospectus will be mailed to stockholders of Solutia when it becomes available. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger because they will contain important information about the merger and the parties to the merger.

Participants in the Merger Solicitation

Solutia, Eastman and certain of their directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Solutia’s stockholders in connection with the merger. Information regarding Eastman’s directors and executive officers is available in Eastman’s proxy statement filed with the SEC on March 24, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, no shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Communication to employees from Jeffry N. Quinn, Chairman President and Chief Executive Officer of the Company, dated March 8, 2012.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 8, 2012.

Date: March 8, 2012	SOLUTIA INC.

/s/ Paul J. Berra, III
	By:	Paul J. Berra, III
	Its:	Senior Vice President, Legal and Governmental Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Communication to employees from Jeffry N. Quinn, Chairman President and Chief Executive Officer of the Company, dated March 8, 2012.

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